                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 Xenometrix, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:


--------------------------------------------------------------------------------

                                XENOMETRIX, INC.
                              2425 N. 55TH STREET
                               BOULDER, CO 80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 19, 1997

TO THE STOCKHOLDERS OF XENOMETRIX, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of XENOMETRIX, INC., a Delaware corporation (the "Company"), will be held on Wednesday, November 19, 1997 at 10:00 a.m. local time at the Company, 2425 N. 55th Street, Boulder, Colorado 80301.

          1. To elect directors to serve for the ensuing year and until their successors are elected.

          2. To amend the Company's Amended and Restated Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 620,955 shares.

          3. To amend the Company's 1993 Non-Employee Directors' Stock Option Plan, as amended, to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares and (ii) extend the term for exercise of options granted under the plan after a director leaves the board from 30 to 90 days.

          4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 10, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                            /s/ James C.T. Linfield
                                            James C.T. Linfield
                                            Secretary

Boulder, Colorado
October 17, 1997

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING XENOMETRIX, INC., INCLUDING A COPY OF THE FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: INVESTOR RELATIONS, XENOMETRIX, INC., 2425 N. 55TH STREET, BOULDER, COLORADO 80301.

                                XENOMETRIX, INC.
                              2425 N. 55TH STREET
                               BOULDER, CO 80301

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of XENOMETRIX, INC., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on November 19, 1997 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company, 2425 N. 55th Street, Boulder, Colorado 80301. The Company intends to mail this proxy statement and accompanying proxy card on or about October 17, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on October 10, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on October 10, 1997 the Company had outstanding and entitled to vote 2,948,135 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Except for Proposals 2 and 3, abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Xenometrix, Inc., 2425 N. 55th Street, Boulder, Colorado 80301 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     The Company intends to hold its 1998 Annual Meeting on or around November 18, 1998. Thus, proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than June 17, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are five candidates being nominated for election to Board positions by the Board of Directors in accordance with the Company's Certificate of Incorporation and Bylaws. The Company's Certificate of Incorporation and Bylaws authorize between five and nine board positions. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

                                                         PRINCIPAL OCCUPATION
                  NAME                    AGE       POSITION HELD WITH THE COMPANY
                  ----                    ---       ------------------------------
Stephen J. Sullivan.....................  50    Chief Executive Officer and President
Walter M. Lovenberg, Ph.D.(3)...........  63    Chief Executive Officer, Helicon
                                                Therapeutics, Inc.
John K.A. Prendergast, Ph.D.(1)(2)(3)...  43    Managing Director, Paramount Capital
                                                Investments, LLC
Randal P. Schumacher (2)................  46    Chief Executive Officer of Jefferson
                                                Environment, Health and Safety
Ralph Z. Sorenson, D.B.A.(1)(3).........  64    Former Dean of the College of Business
                                                at the University of Colorado at
                                                Boulder

---------------------

(1) Member of the Compensation and Benefits Committee
(2) Member of the Audit Committee
(3) Member of the Nominating Committee

     Mr. Sullivan joined Xenometrix in January of 1997 as President and Chief Executive Officer at which time he also was appointed to the Company's Board of Directors. From 1987 to 1997 he held a number of positions with Abbott Laboratories, including Divisional Vice President of Worldwide Marketing For Diagnostics, Divisional Vice President and General Manager, Diagnostic Assay Sector and General Manager of the Infectious, Disease, Immunology and Microbiology business units. During 1987, Mr. Sullivan served as Senior Vice President for Lyphomed (now Fujisawa Pharmaceuticals) and from 1985 to 1986 he was Senior Vice President and President of the Health Care Sector of Dart and Kraft, Inc. He received his B.S. in Education and Political Science from the University of Dayton in 1969 and his M.B.A. in Marketing and Finance from Rutgers University in 1976.

     Dr. Lovenberg joined the Xenometrix Board in July 1993. He is presently the Chief Executive Officer at Helicon Therapeutics, Inc. He served as Executive Vice President of Marion Merrell Dow Inc. and President of the Merrell Dow Research Institute from 1989 to 1993 and Vice President of the Merrell Dow Research Institute from 1986 to 1989. For over two decades, Dr. Lovenberg held various positions with the National

Institutes of Health. Dr. Lovenberg received his B.S. in Agriculture and his M.S. in Agricultural Biochemistry from Rutgers University, and his Ph.D. in Biochemistry from George Washington University. He has also been President of Lovenberg Associates, Inc. since 1993. He currently serves on the Board of Directors of Oncogene Science Inc., Cytolclonal Pharmaceuticals, Inc., Inflazyme Pharmaceuticals, Ltd., and Helicon Therapeutics, Inc.

     Dr. Prendergast is a co-founder of the Company and has served as a Director since its inception. He has served as Managing Director of Paramount Capital Investments LLC and The Castle Group, Ltd. since October 1991. Dr. Prendergast is the Chief Executive Officer and President of Summercloud Bay, Inc., a consulting company. From 1988 to 1991, he held Post-Doctoral Fellowships in the Department of Biochemistry and Molecular Biology, at Harvard University and the Institute for Blood Diseases at L'Hospital St. Louis in Paris, France. Dr. Prendergast received his M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia, and his C.S.S. in Administration and Management from Harvard University. Dr. Prendergast currently serves on the Board of Directors of Atlantic Pharmaceuticals, Inc., Avax Technologies, Inc., Avigen, Inc., Ingenex, Inc. and Palatin Technologies, Inc.

     Mr. Schumacher has been a Director since March 1996. He is Chief Executive Officer of Jefferson Environment, Health and Safety, Washington, D.C., a consulting firm providing its clients with corporate counseling, legislative and regulatory representation, and facilities consultation. From 1979 to 1989 he was Director of Health, Safety and Chemical Regulations for the Chemical Manufacturers Association. From 1977 to 1979 he worked for Eastman Kodak Company, assisting in both corporate and facility health, safety and environmental programs. He received his M.S. in toxicology from the University of Rochester and a law degree from The Catholic University of America. He was appointed to the board pursuant to the Underwriting Agreement between the Company and Barington Capital Group, L.P. ("Barington"), dated October 17, 1995 related to the Company's initial public offering.

     Dr. Sorenson has served as a Director since October 1994. Currently, he is on leave from a position as a professor in the College of Business at the University of Colorado at Boulder. From June 1992 to July 1993 he served as Dean of the College of Business at the University of Colorado at Boulder. From 1989 to 1992 he was Adjunct Professor at the Harvard Business School. From 1981 to 1989, he served as Chairman, President and CEO of Barry Wright Corporation, a diversified manufacturing company based in Massachusetts. Dr. Sorenson currently serves as a director of Polaroid Corporation, Houghton Mifflin Company, Eaton Vance, Inc., Exabyte Corporation, Whole Foods Market, Inc. and Sweetwater, Inc. Dr. Sorenson received his M.B.A. and D.B.A. from the Harvard University School of Business Administration.

     The Company has agreed that until October 25, 2000, at the request of Barington, to nominate and use its best efforts (including the solicitation of proxies) to elect two designees of Barington to the Board of Directors of the Company. Mr. Schumacher is currently the only designee of Barington on the Board of Directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

     During the year ended June 1997 the Board of Directors held four meetings. The Board has an Audit Committee, a Compensation and Benefits Committee and a Nominating Committee. The Audit Committee held five meetings, the Compensation and Benefits Committee held one meeting and the Nominating Committee held no meetings during the year ended June 1997.

     The Audit Committee meets with the Company's independent accountants to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent accountants to be retained and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Prendergast and Mr. Schumacher.

     The Compensation and Benefits Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation and Benefits Committee is currently composed of three non-employee directors: Dr. Prendergast, Dr. Lindsay Rosenwald and Dr. Sorenson. Dr. Rosenwald is not standing for re-election to the Board of Directors.

     The Nominating Committee makes recommendations concerning the size and composition of the Company's Board. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is currently composed of Drs. Lovenberg, Prendergast, Rosenwald and Sorenson.

     During the year ended June 1997, each Director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served held during the period for which he was a Director or committee member, respectively.

                                   PROPOSAL 2

                         APPROVAL OF AMENDMENTS TO THE
                     AMENDED AND RESTATED STOCK OPTION PLAN

     In September 1995, the Company adopted and the stockholders subsequently approved, the Company's Amended and Restated Stock Option Plan (the "Option Plan"), under which 339,045 shares have been reserved for issuance. The Board believes that the Company's existing Option Plan has been effective in attracting and retaining executives and key employees. The Option Plan provides for the grant of both incentive stock options ("ISOs") intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options ("NSOs") (collectively, the "Stock Awards"). The Option Plan will terminate in September 2005, unless sooner terminated by the Board of Directors.

     As of September 30, 1997, the Option Plan had outstanding options to purchase an aggregate of 635,165 shares held by 31 persons at a weighted average exercise price of $5.16 per share, of which 362,542 options to purchase such shares are subject to stockholder approval of this Proposal. See "New Plan Benefits" herein. As of the fiscal year ended June 30, 1997, options to purchase 19,434 shares of Common Stock granted pursuant to the Option Plan had been exercised.

     In September 1997, the Board approved amendments to the Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Option Plan from an aggregate of 339,045 shares to an aggregate of 960,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant Stock Awards to employees and consultants at levels determined appropriate by the Board and the Compensation and Benefits Committee.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Option Plan, as amended.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

         THE ESSENTIAL FEATURES OF THE OPTION PLAN ARE OUTLINED BELOW:

GENERAL

     The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The Option Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 31 employees and consultants are eligible to participate in the Option Plan.

ADMINISTRATION

     The Option Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Option Plan and, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Option Plan to the Compensation and Benefits Committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to the Compensation and Benefits Committee as well as to the Board of Directors itself.

ELIGIBILITY

     Incentive stock options may be granted under the Option Plan only to selected key employees (including officers) of the Company and its affiliates. Selected key employees (including officers) and consultants are eligible to receive nonstatutory stock options under the Option Plan.

     No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Option Plan after 1986, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE OPTION PLAN

     If options granted under the Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Option Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At September 30, 1997 the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market System was $2.875 per share.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options.

     The exercise price of options granted under the Option Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 25% per year during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Option Plan terminate ninety days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within twelve months of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Option Plan or subject to any option granted under the Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Option Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, the Board of Directors may modify the terms of the outstanding options. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the time during which options may be exercised shall be accelerated to permit all options to be exercised prior to such event, and unexercised options shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate in September 2005.

     The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the Option Plan, an stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss. The gain or loss will be long-term if the stock was held for more than eighteen months, mid-term if the stock was held for more than twelve but eighteen or fewer months, or short-term if the stock was held for less than twelve months. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term if the stock was held for more than eighteen months, mid-term if the stock was held for twelve to eighteen months, or short-term if the stock was held for less than twelve months. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per employee limitation on the number of shares for which options may be granted during a specified period, the per employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

NEW PLAN BENEFITS

     The following table presents certain information with respect to options granted under the Option Plan subject to the approval of the amendment of the Option Plan by the stockholders to (i) the Named Executive Officers, (ii) all executive officers as a group and (iii) all non-executive officer employees as a group.

                            NEW PLAN BENEFITS UNDER
                     AMENDED AND RESTATED STOCK OPTION PLAN

                                                                               NUMBER OF
                                                                             SHARES SUBJECT
                                                                 DOLLAR        TO OPTIONS
                     NAME AND POSITION                        VALUE ($)(1)      GRANTED
                     -----------------                        ------------   --------------
Stephen J. Sullivan, Chief Executive Officer, President and
  Director..................................................     546,727        132,540
Ronald L. Hendrick, Executive Vice President of Operations,
  Finance and Administration, and Chief Financial Officer...     280,488         67,997
Pauline Gee, Vice President, Research and Development.......     190,410         46,160
Mark B. Benjamin, Vice President, Business Development......     248,923         60,345
All Executive Officers as a Group (4 persons)...............   1,266,548        307,042
All Non-Executive Officer Employees as a Group (24
  persons)..................................................     228,938         55,500

---------------

(1) Exercise price multiplied by the number of shares underlying the options.

                                   PROPOSAL 3

                         APPROVAL OF AMENDMENTS TO THE
                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     In March 1993, the Board of Directors adopted its 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), under which 150,000 shares of Common Stock have been reserved for issuance. The Board believes that the Directors' Plan has been effective in attracting, motivating and retaining individuals to serve on the Board. The Directors' Plan will terminate in August 2003, unless sooner terminated by the Board.

     As of September 30, 1997, the Directors' Plan had outstanding options to purchase an aggregate of 114,545 shares held by 6 persons at a weighted average exercise price of $5.10 per share. As of the fiscal year ended June 30, 1997, options to purchase 10,500 shares of Common Stock granted pursuant to the Directors' Plan have been exercised.

     In September 1997, the Board approved amendments to the Directors' Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Directors' Plan from an aggregate of 150,000 shares to an aggregate of 350,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant options to non-employee directors at levels determined appropriate by the Board and the Compensation and Benefits Committee. The Board also approved an amendment to the Directors' Plan which will extend the term for exercise of options granted under the Directors' Plan after a director leaves the Board from 30 to 90 days.

     The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

       THE ESSENTIAL FEATURES OF THE DIRECTORS' PLAN ARE OUTLINED BELOW:

GENERAL

     Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" under Amended and Restated Stock Option Plan above for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

     The purpose of the Directors' Plan is to retain the services of persons now serving as Non-Employee Directors of the Company (as defined below), to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

     The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company or its affiliates who is not otherwise an employee of the Company or any affiliate. All of the Company's Non-Employee Directors are eligible to participate in the Directors' Plan.

     Each person who becomes a Non-Employee Director of the Company shall, upon the date of initial election to be a Non-Employee Director, be granted an option to purchase ten thousand (10,000) shares of Common Stock of the Company.

TERMS OF OPTIONS

     Each option under the Directors' plan is subject to the following terms and conditions:

     Option Exercise. Options granted pursuant to the Directors' Plan generally become exercisable in five equal annual installments over a period of four years from the date of grant with the first installment vesting on the date of grant of such option. Such vesting is conditioned upon continued service as a director.

     Options granted under the Directors' Plan may be exercised by giving written notice of exercise to the Company, the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

     Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date such option is granted. The exercise price of options granted under the Directors' Plan may be paid in cash, by check or by delivery of shares of Common Stock of the Company that have been held for the period required to avoid a charge to the earnings of the Company. Any shares so surrendered shall be valued at their fair market value on the day of exercise.

     Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

     No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted, and each option will expire in any event thirty days following termination of service (other than for cause) or one year in the event of the optionee's death.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

     The Directors' Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, the Board of Directors may modify the terms of the outstanding options. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the time during which options may be exercised shall be accelerated to permit all options to be exercised prior to such event, and unexercised options shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time; provided, however, that the Board may not amend the Directors' Plan with respect to the amount, price or timing of grants more often than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder. No amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the Directors' Plan; (ii) modify the requirements as to eligibility for participation in the Directors' Plan (to the extent such modification requires stockholder approval in order for the Directors' Plan to comply with requirements of Rule 16b-3); or (iii) modify the Directors' Plan in any other way if such modification requires stockholder approval in order for the Directors' Plan to meet the requirements of Rule 16b-3. Unless sooner terminated, the Directors' Plan will terminate in August 2003.

TAX INFORMATION

     Options granted under the Directors' Plan generally have the federal income tax consequences described under Amended and Restated Stock Option Plan above with respect to nonstatutory stock options.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of September 30, 1997 by: (i) each nominee for director; (ii) the executive officers named in the Summary Compensation Table;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                               NUMBER OF
                                                                 SHARES        PERCENT
                                                              BENEFICIALLY   BENEFICIALLY
                  NAME OF BENEFICIAL OWNER                       OWNED       OWNED(1)(2)
                  ------------------------                    ------------   ------------
Invesco Trust Company(3)....................................    406,648          13.8%
  7800 East Union Avenue, Suite 800
  Denver, CO 80237
Lindsay A. Rosenwald, M.D.(4)...............................    386,092          12.1%
  787 Seventh Avenue
  New York, NY 10019
Barington Capital Group, L.P.(5)............................    220,000           6.9%
  888 Seventh Avenue, 17th Floor
  New York, NY 10019
Walter M. Lovenberg, Ph.D.(6)...............................      8,818             *
John K.A. Prendergast, Ph.D.(7).............................     26,318             *
Randal P. Schumacher(8).....................................      5,500             *
Ralph Z. Sorenson, D.B.A.(9)................................      8,871             *
Stephen J. Sullivan.........................................         --             *
Ronald L. Hendrick(10)......................................     14,887             *
Edson D. de Castro(11)......................................     45,938           1.5%
All executive officers and directors as a group (11
  persons)(12)..............................................    566,897          17.3%

---------------

*  Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty
    (60) days of September 30, 1997, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of beneficial ownership is based on 2,948,135 shares of Common Stock outstanding as of September 30, 1997.

(3) Includes 261,007 shares owned by The Global Health Sciences Fund and 145,641 shares owned by Invesco Strategic Portfolios, Inc. -- Health Sciences Portfolio, for which Invesco Trust Company acts as investment adviser or sub adviser, and therefore shares investment and voting power.

(4) Includes options and warrants to purchase 8,818 shares exercisable within sixty (60) days and also includes 12,000 shares and warrants exercisable for 70,333 shares held by the Aries Domestic Fund L.P. and 22,000 shares and warrants exercisable for 126,332 shares held by the Aries Fund, a Cayman Islands Trust. Dr. Rosenwald is the President and sole shareholder of Paramount Capital Asset Management, Inc., the General Partner of the Aries Domestic Fund L.P., and investment advisor to the Aries Fund, a Cayman Islands Trust. Dr. Rosenwald disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any. Does not include an aggregate of 65,858 shares owned by Dr. Rosenwald's spouse and trusts for the benefit of his children, of which Dr. Rosenwald disclaims beneficial ownership. Does not include an aggregate of 185,594 shares owned by Dr. Rosenwald's brothers and sister, his spouse's sister, an investment firm controlled by his father in law, and trusts for the benefit of certain relatives, of which Dr. Rosenwald disclaims beneficial ownership.

 (5) Includes options and warrants to purchase 220,000 shares exercisable within sixty (60) days. See "Certain Transactions."

 (6) Includes options to purchase 8,818 shares exercisable within sixty (60) days.

 (7) Includes options to purchase 8,818 shares exercisable within sixty (60) days.

 (8) Includes options to purchase 5,500 shares exercisable within sixty (60) days.

 (9) Includes options to purchase 7,909 shares exercisable within sixty (60) days.

(10) Includes options to purchase 14,887 shares exercisable within sixty (60) days.

(11) Includes options to purchase 27,000 shares exercisable within sixty (60) days.

(12) Includes options to purchase 104,545 shares exercisable within sixty (60) days.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth certain information concerning the executive officers and certain key employees of the Company as of October 10, 1997:

                NAME                   AGE                       POSITION
                ----                   ---                       --------
Stephen J. Sullivan..................  50     Chief Executive Officer, President and
                                              Director
Ronald L. Hendrick, CPA..............  51     Executive Vice President of Operations,
                                              Finance and Administration, and Chief
                                                Financial Officer
Pauline Gee, Ph.D. ..................  42     Vice President, Research and Development
Mark B. Benjamin, Ph.D. .............  36     Vice President, Business Development
Xianqun Wang, Ph.D. .................  33     Head of Bioinformatics
Paul J. Koivuniemi, JD, Ph.D.........  47     Director of Legal Affairs and Assistant
                                              Secretary

See "Proposal 1 -- Election of Directors" for the biography of Mr. Sullivan.

     Mr. Hendrick joined Xenometrix as Vice President, Chief Financial Officer in March 1995. In March 1997, he was promoted to Executive Vice President of Operations, Finance and Administration, and Chief Financial Officer. From 1993 to 1995, he was Vice President, Corporate Controller with Alexander & Alexander Services, Inc. a NYSE financial services firm. From 1984 to 1993, Mr. Hendrick held various positions at the Adolph Coors Company (NASD) including Corporate Controller, Director of Treasury Operations and President of a Coors subsidiary in the occupational health business. He received his M.B.A. in finance from the University of Colorado and his B.A. in accounting from Michigan State University. Mr. Hendrick is a Certified Public Accountant in both Colorado and Michigan. He currently serves on the board of directors of the University of Colorado Foundation and is a former director of the Denver World Trade Center.

     Dr. Gee joined Xenometrix in January 1994 as Associate Lab Director, was promoted to Director of Research and Development in May 1994, and became Vice President of Research and Development in July 1995. She received her Ph.D. in Neurobiology and Free Radical Chemistry from Simon Fraser University, B.C. Canada and a B.Sc. in Marine Biology and Human Physiology. From 1985 to 1987, she served as a Canadian Medical Research Council Fellow in the Biochemistry Department at the University of California, Berkeley. From 1987 to 1989, she worked with Dr. Philip Hanawalt as a Visiting Scholar in the Department of Biological Sciences, Stanford University. From 1989 to 1993, she was a Biochemistry Specialist in the Department of Molecular and Cellular Biology at the University of California, Berkeley. She is a member of the Scientific Advisory Board of Biomed Diagnostics.

     Dr. Benjamin joined Xenometrix in October 1992, and was Director of Scientific Affairs from 1994 to 1997 before he was promoted to Vice President of Product Development and Scientific Affairs in March 1997.

In June 1997 he was named Vice President of Business Development. He completed concurrent Postdoctoral Fellowships at both the Department of Neurobiology and at the Department of Cancer Biology at Harvard University in October 1992. Dr. Benjamin was awarded his Sc.D. in June 1991, from the Department of Cancer Biology at Harvard University, and his B.Sc. (with First Class Honors) in Genetics from Queen Mary College at the University of London.

     Dr. Wang joined Xenometrix in March 1997 as Head of Bioinformatics. From January 1996 until February 1997, he was a Research Specialist at the School of Veterinary Medicine at the University of Pennsylvania. During 1995, Dr. Wang worked as a student intern at SmithKline Beecham Pharmaceuticals to develop dynamic models of gene activation in tumor progression. Dr. Wang received his Ph.D. from the University of Delaware in Biomedical Engineering. He received his M.S. in Physiology from Beijing Medical University in 1989 and earned his B.S. in Bioengineering from Tsinghau University in 1986.

     Dr. Koivuniemi joined Xenometrix as Director of Legal Affairs in 1996 and is employed by the Company on a half-time basis. He was appointed Assistant Secretary of the Company in March 1997. Since 1995 he has been engaged in private legal practice specializing in intellectual property matters. From 1991 to 1995, he served in various positions with Synergen, Inc., including as Corporate Patent Counsel and Vice President and General Counsel. Prior to that he was Director of Biotechnology Patents for the Upjohn Company. Dr. Koivuniemi has a law degree from the University of Michigan and a Ph.D. in Genetics from Michigan State University.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives stock option grants under the Directors' Plan. Only non-employee directors of the Company or affiliates of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan do not qualify as incentive stock options under the Code.

     Each non-employee director receives (i) a grant of an option to purchase 10,000 shares of Common Stock on the date such person is first elected or appointed as a director, and (ii) an annual grant of additional stock options to purchase a minimum of 10,000 shares of Common Stock per year, with a subsequent 10% incremental adjustment for each of the next four years. The options generally vest 20% on the date of grant and 20% per year at the end of each of the next four years. In addition, each director is entitled to be reimbursed for all reasonable travel expenses to attend meetings.

     During the last fiscal year, the Company granted options covering 77,500 shares to the non-employee directors of the Company, at a weighted average exercise price per share of $5.31, which was equal to the fair market value on the date of each grant (based on the closing sales price reported in the Nasdaq Small Cap Market). As of June 30, 1997, 10,500 options had been exercised under the Directors' Plan. See "1993 Non-Employee Directors' Stock Option Plan."

     See "Proposal 3 -- Approval of Amendments To The 1993 Non-Employee Directors' Stock Option Plan."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the fiscal year ended June 1997, certain compensation, including salary, bonuses, stock options and certain other compensation, awarded or paid to, or earned by, the Company's current and former Chief Executive Officer and its other most highly compensated executive officer at June 30, 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                            ANNUAL        COMPENSATION
                                                         COMPENSATION        AWARDS
                                                       ----------------   ------------
                                                                           SECURITIES     ALL OTHER
                                              FISCAL   SALARY    BONUS     UNDERLYING    COMPENSATION
        NAME AND PRINCIPAL POSITION            YEAR      ($)     ($)(1)    OPTIONS(2)        ($)
        ---------------------------           ------   -------   ------   ------------   ------------
Edson D. de Castro..........................   1997     74,442               10,000
  Chairman of the Board (former CEO)(3)        1996    135,000       --      40,909            --
Stephen J. Sullivan.........................   1997    103,846   33,750     232,540         6,756
  Chief Executive Officer, President and
  Director (4)
Ronald L. Hendrick..........................   1997    126,154   35,000      83,997           269
  Executive Vice President of Operations,      1996     82,000   55,000      32,273            --
  Finance and Administration, and Chief
  Financial Officer

---------------

(1) Bonuses earned in the fiscal year ended June 30, 1997 will not be paid until June 30, 1998. The minimum cash bonuses shown for Mr. Sullivan and Mr. Hendrick are tied to 10,384.62 and 10,769.23 phantom shares, respectively, of the Company's Common Stock at a price of $3.25 per share. If the market price of the Common Stock closes above $3.25 per share on June 30, 1998, the cash bonus to be paid will be determined by multiplying the number of phantom shares by the stock price on June 30, 1998. If the stock price does not close above $3.25, the minimum cash bonuses earned for the year will be paid.

(2) The securities underlying stock options granted during the year include 132,540 options for Mr. Sullivan and 67,997 options for Mr. Hendrick which are contingent upon shareholder approval of an increase in the number of stock options authorized for issuance under the Option Plan and 10,000 options for Mr. de Castro granted under the Directors' Plan after Mr. de
    Castro resigned as CEO. See "Proposal 2   Approval of Amendments To The
    Amended And Restated Stock Option Plan."

(3) Mr. de Castro resigned as the Company's Chief Executive Officer in January 1997.

(4) Mr. Sullivan joined the Company in January 1997.

OPTION GRANTS IN FISCAL 1997

     The following table sets forth for the Named Executive Officers certain information regarding options granted for the year ended June 1997:

                                       NUMBER OF          PERCENT OF TOTAL
                                       SECURITIES        OPTIONS GRANTED TO
                         GRANT     UNDERLYING OPTIONS    EMPLOYEES IN FISCAL    EXERCISE PRICE    EXPIRATION
         NAME            DATE         GRANTED (#)            1997(%)(1)           ($/SHARE)          DATE
         ----           -------    ------------------    -------------------    --------------    ----------
Edson D. de Castro      6/10/97          10,000                   --                4.125          6/09/07
Stephen J. Sullivan     1/13/97         100,000                 19.4               8.1875          1/12/07
                        6/10/97         132,540                 25.8                4.125          6/09/07
Ronald L. Hendrick      3/11/97          16,000                  3.1                8.625          3/10/07
                        6/10/97          67,997                 13.2                4.125          6/09/07

---------------

(1) The number of options granted to employees during the year ended June 30, 1997 was 514,542. Of this amount, 362,542 are contingent upon shareholder approval of an increase in the number of stock options authorized for issuance under the Option Plan. See "Proposal 2 -- Approval of Amendments To The Amended And Restated Stock Option Plan." Mr. de Castro's options were granted under the Directors' Plan after he resigned as CEO of the Company.

                 AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND
                         FISCAL YEAR END OPTION VALUES

     The following table sets forth for the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended June 1997 and the fiscal year end number and value of unexercised options:

                                                                                      VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERISED          IN-THE-MONEY OPTIONS AT
                         SHARES                   OPTIONS AT JUNE 30, 1997(#)         JUNE 30, 1997($)(1)
                        ACQUIRED       VALUE      ----------------------------    ----------------------------
        NAME           ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
Edson D. de Castro...      --            --         15,863           39,591            0               0
Stephen J.
  Sullivan...........      --            --             --          232,540            0               0
Ronald L. Hendrick...      --            --         12,614          103,656            0               0

---------------

(1) Based on the fair market value of the Common Stock as of June 30, 1997 of $3.375 per share minus the exercise price of "in-the-money" unexercised options, multiplied by the number of shares represented by such options.

EMPLOYMENT AGREEMENTS

     Xenometrix has employment agreements with its Chief Executive Officer, Stephen J. Sullivan, its Executive Vice President of Operations, Finance and Administration and Chief Financial Officer, Ronald L. Hendrick, its Vice President, Research and Development, Dr. Pauline Gee and its Vice President, Business Development, Dr. Mark Benjamin. The agreements are generally for three year terms with annual renewals thereafter. In addition, all of these individuals have previously signed the Company's standard form of confidentiality agreement.

     Mr. Sullivan's agreement covers his employment with the Company commencing on January 13, 1997 and continuing through the third anniversary of that date. The agreement provides for an annual salary of $225,000 during the first year of employment, with subsequent adjustments from time to time by the Board of Directors. Mr. Sullivan also is entitled to participate in an annual cash bonus plan paying not less than $33,750 for the first year and up to 30% of his annual salary thereafter, based on the achievement of performance goals established by the Board. In addition, Mr. Sullivan was granted options to purchase 100,000 shares of the Company's Common Stock, which vest in four equal annual installments after the grant date. The Company reimburses Mr. Sullivan for his housing expenses in Boulder, Colorado and for the expenses of two round trips per month from Boulder to Lake Forest, Illinois. He is also entitled to be reimbursed for reasonable relocation expenses if he elects to relocate to Boulder, Colorado. He is eligible to participate in the Company's group health, life insurance and disability insurance plans on the same basis as other employees or, at his option, to not participate in these plans and be reimbursed for the cost the Company would have incurred if he had elected to participate.

     The agreements for Mr. Hendrick and Dr. Gee cover the period from October 5, 1995 through October 5, 1998. The agreement for Dr. Benjamin commenced on September 19, 1997 and continues through October 5, 1998. The agreements provide for specified annual salaries during the first year with subsequent increases as may be approved by the Board from time to time. Each officer is also eligible to participate in an annual cash bonus plan based on the achievement of criteria to be established by the Board and in the Company's group health, life insurance and disability insurance plans.

     Under each of the above agreements, during the employment period and for a two year period thereafter, each officer is prohibited from soliciting or accepting business or employment from a competitor of Xenometrix. In addition, the officers are prevented from hiring, enticing, soliciting or attempting to persuade any employee, independent contractor or agent of the Company to discontinue their relationship or violate any agreement with Xenometrix. If such officers' employment should be terminated due to death, retirement or for cause, each is entitled to any accrued but unpaid salary and reimbursable expenses. Upon the termination of their employment without cause or due to a change of duties or sale of Company assets, the Company would be required to continue to pay such officers' regular salary until six months (twelve months in the case of Mr. Sullivan) after the date of termination, provided that the Company's obligation to pay the officers terminates when such officers commence other full-time employment.

                              CERTAIN TRANSACTIONS

     The Company entered into a registration rights agreement (the "Registration Rights Agreement") with Dr. Rosenwald, certain members of Dr. Rosenwald's family and certain trusts and private companies for the benefit of such parties, each of whom owns Common Stock, which granted such holders certain rights to have the shares of the Company's Common Stock owned by such holders registered pursuant to the Securities Act. The Registration Rights Agreement expired on December 31, 1996.

     Under the policies of Harvard University and the University of California at Berkeley, faculty members who are named inventors on a patent assigned to the University are entitled to receive a portion of royalties received by the University for the licensing of such patents. Dr. Gee is a named inventor on certain patents licensed by the University of California at Berkeley to the Company, and accordingly will be entitled to share in any royalties received by that University from the Company.

     In August 1995, Barington received $100,000 as a placement commission and warrants to purchase 20,000 shares of the Company's Common Stock as compensation for acting as the placement agent for certain notes of the Company. The warrants were canceled upon the consummation of the Company's initial public offering. Barington also served as the underwriter of the Company's initial public offering, for which it received (i) $834,000 in underwriting discounts and commissions, (ii) $250,000 as a non-accountable expense allowance, and (iii) options with an exercise price of $11.14 per option, exercisable until October 2000, to purchase 110,000 of the Company's Units, which consist of one share of the Company's Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $7.0875. The Company has agreed to retain Barington as its investment banker until October 1997 for a fee of $2,500 per month pursuant to a consulting agreement executed in conjunction with the Company's initial public offering. On September 25, 1997, the Company entered into a letter of intent with Barington to serve as investment banker and assist the Company in raising additional capital. Mr. James Mitarotonda, a former Director of the Company, is the Chief Executive Officer and Chairman of the Board of Barington.

     In December 1996, the Company entered into a consulting agreement (the "Consulting Agreement") with Summercloud Bay, Inc., an entity controlled by Dr. John Prendergast, one of the Company's directors. The term of the Consulting Agreement is from September 1, 1996 through August 31, 1997, unless earlier terminated by either party, upon sixty days' written notice. Under the terms of the agreement, Dr. Prendergast has agreed to provide up to 20% of his time, or a minimum of thirty hours per month assisting Xenometrix with its commercial, technical and business development programs. In consideration for these services, the Company has agreed to pay Summercloud Bay, Inc. ("Summercloud"), a consulting fee of $4,500 per month. For the fiscal year ended June 30, 1997, the Company paid Summercloud $45,000 in consideration for these services.

     In September 1997, the Company entered into a Senior Line of Credit Agreement (the "Agreement") with the Aries Domestic Fund L.P. (the "Fund") and the Aries Fund, a Cayman Islands Trust (the "Trust"). Dr. Lindsay Rosenwald, a current director of the Company who is not standing for re-election, is the President and sole shareholder of Paramount Capital Asset Management, Inc., the investment advisor to the Trust and the General Partner of the Fund. The Agreement provides for a line of credit for up to $1,500,000. Each $100,000 draw-down under the line of credit will be evidenced by a senior secured promissory note and warrants to purchase 33,333 shares of Common Stock. The notes bear interest at 12% per annum and mature on the earlier of March 25, 1998, or the completion of a sale of public or private equity securities resulting in net proceeds to the Company of at least $3 million. The Company may, at its option, either repay the notes when due, or convert the principal amount plus any accrued interest, into shares of the Company's securities at a price per share equal to 70% of the offering price in the Company's next sale of equity securities resulting in net proceeds to the Company of at least $3 million. In the event of default by the Company on the notes, the interest rate will increase to 18% per annum and the noteholders will have the right to appoint a majority of the Board of Directors of the Company. The warrants issued in conjunction with the notes are exercisable into shares of Common Stock at a price equal to the lower of a) $2.14816 or b) the price per share in the Company's next placement of equity securities resulting in net proceeds to the Company of at least $3 million. The warrants are exercisable during the ten-year period after the date of issue. Holders of these warrants are entitled to "demand" and "piggyback" registration rights with respect to the common shares issuable upon exercise of these warrants. The Company has agreed to file a registration statement within 240 days from the date of the Agreement covering the Common Stock issuable under the Agreement.

     Management believes the terms of the foregoing transactions were fair to the Company. All future transactions with affiliates will be subject to the approval of the Company's disinterested directors and are therefore expected to be on terms believed by such directors to be no less favorable to the Company than those available from unaffiliated third parties.

SECTION 16(A) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with; except that the initial report of ownership was filed late by Dr. Benjamin.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors

                                            /s/ JAMES C.T. LINFIELD
                                            James C.T. Linfield
                                            Secretary

October 17, 1997

--------------------------------------------------------------------------------

PROXY                           XENOMETRIX, INC.                           PROXY
                   2425 55TH STREET, BOULDER, COLORADO 80301

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
          FOR THE ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 19, 1997

    The undersigned hereby constitutes and appoints Stephen J. Sullivan and Ronald L. Hendrick, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Xenometrix to be held at the Company, 2425 N. 55th Street, Boulder, Colorado 80301, on Wednesday, November 19, 1997 at 10:00 a.m. local time and at any adjournments thereof, on all matters coming before said meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

PROPOSAL 1:To elect directors to hold office until the next Annual Meeting of
           Stockholders and until their successors are elected.

[ ]   FOR all nominees listed below (except as marked     [ ]   WITHHOLD AUTHORITY to vote for all nominees
      to the contrary below).                                   listed below.

NOMINEES:Stephen J. Sullivan, Walter M. Lovenberg, John K.A. Prendergast, Randal
         P. Schumacher, Ralph Z. Sorenson.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:
                 (Continued and to be signed on the other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Continued from other side.)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

PROPOSAL 2:To amend the Company's Amended and Restated Stock Option Plan to
           increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 620,955 shares.

FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

PROPOSAL 3:To amend the Company's 1993 Non-Employee Directors' Stock Option
           Plan, as amended, to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares and (ii) extend the term for exercise of options granted under the plan after a director leaves the board from 30 to 90 days.

FOR  [ ]                AGAINST  [ ]                ABSTAIN  [ ]

                                             Dated                        , 1997
                                                  ------------------------


                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------
                                                        Signature(s)

                                             PLEASE MARK, SIGN AND RETURN
                                             PROMPTLY USING THE ENCLOSED
                                             ENVELOPE. EXECUTORS,
                                             ADMINISTRATORS, TRUSTEES, ETC.
                                             SHOULD GIVE A TITLE AS SUCH. IF THE
                                             SIGNER IS A CORPORATION, PLEASE
                                             SIGN FULL CORPORATE NAME BY DULY
                                             AUTHORIZED OFFICER.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------